UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2006

CENTERPOINT PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-12630	36-3910279
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1808 Swift Road, Oak Brook, Illinois  60523

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (630) 586-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 27, 2006, CenterPoint issued a press release announcing a special shareholder meeting to consider a proposal to approve the previously announced merger with CalEast Industrial Investors LLC (“CalEast”) will be held at 1808 Swift Drive, Oak Brook, Illinois on Tuesday, March 7, 2006 at 2:00 p.m., Central Standard Time. The Board of Trustees has fixed the close of business on February 2, 2006 as the record date for determining shareholders entitled to vote at the special meeting. A proxy statement containing information about the special meeting and the merger will be mailed to shareholders.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

The list of exhibits in the Exhibit Index to this report is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CENTERPOINT PROPERTIES TRUST
a Maryland business trust

Dated: January 27, 2006	By:	/s/ Daniel J. Hemmer
Daniels J. Hemmer
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of the Company dated January 27, 2006.